Exhibit 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350
This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2007 of Eddie Bauer Holdings, Inc. (“Eddie Bauer”).
I, David Taylor, Interim Chief Financial Officer of Eddie Bauer, certify that:
1.	This quarterly report of Eddie Bauer on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	This information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Eddie Bauer.

Date: May 15, 2007

/s/ David Taylor
David Taylor
Interim Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Eddie Bauer and will be retained by Eddie Bauer and furnished to the Securities and Exchange Commission or its staff upon request.